UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 22, 2010

Rotech Healthcare Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50940	030408870
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (407) 822-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Our Annual Meeting of Shareholders was held on June 22, 2010. The following matters were voted on at the Annual Meeting, with the number of votes cast for, against and abstentions, as applicable in each case, indicated next to such matter.

	For	Against	Abstain	Broker Non-Vote
1. Election of Directors
Arthur J. Reimers	7,519,004	256,485	2,851	10,258,548
Philip L. Carter	7,703,044	72,445	2,851	10,258,548
James H. Bloem	7,582,028	193,661	2,651	10,258,548
Edward L. Kuntz	7,710,744	64,745	2,851	10,258,548
Arthur Siegel	7,706,144	69,496	2,700	10,258,548

	For	Against	Abstain
2. Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm	17,928,741	54,873	53,274

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROTECH HEALTHCARE INC.

Date: June 23, 2010	By:	/S/ PHILIP L. CARTER
Philip L. Carter President and Chief Executive Officer